SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                      ______________________________


                                 Form 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                               June 24, 1994
                       ----------------------------
                              Date of Report
                     (Date of earliest event reported)


                       LIN BROADCASTING CORPORATION
      ---------------------------------------------------------------
          (Exact name of registrant as specified in its charter)


   Delaware                  0-2481            62-0673800
- - ----------------     --------------------    ---------------
(State or other      (Commission File No.)    I.R.S. Employer
jurisdiction of                              Identification No.)
 incorporation)


                            5295 Carillon Point
                        Kirkland, Washington  98033
      ---------------------------------------------------------------
       (Address of principal executive offices, including zip code)



                              (206) 828-1902
      ---------------------------------------------------------------
           (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets

     On June 24, 1994, LIN Broadcasting Corporation ("LIN" or the "Company") announced that its subsidiary LCH Communications, Inc. ("LCH") has redeemed all of its outstanding Redeemable Preferred Stock held by Comcast Cellular Communications Inc., a subsidiary of Comcast Corp., in exchange for all of the capital stock of a subsidiary of LCH, whose assets consist primarily of a 49.99 percent interest in the Philadelphia "A Block" cellular system and GuestInformant (a publisher of advertiser-supported hard cover magazines placed in hotel rooms). The redemption was carried out pursuant to the terms of LCH's Certificate of Incorporation.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (b)  Pro Forma Financial Information

          (1)  Unaudited Pro Forma Balance Sheet at March 31,
               1994
          (2)  Unaudted Pro Forma Statement of Income for the
               Year Ended December 31, 1993
          (3)  Unaudited Pro Forma Statement of Income for the
               Quarter Ended March 31, 1994

     (c)  Exhibits

          99(a)  Press Release, dated June 24, 1994

                 UNAUDITED PRO FORMA FINANCIAL STATEMENTS

     The following unaudited Pro Forma Balance Sheet and Statements of Income give effect to the redemption of the Preferred Stock of LCH Communications, Inc. on June 24, 1994, the acquisition of an additional 5.2% of the New York City cellular licensee on May 31, 1994 and the proposed spin-off of LIN Television Corporation ("LIN Television") (which is subject to the satisfaction of several conditions - see Footnote 3 below) (collectively, the "Transactions"). The Unaudited Pro Forma Balance Sheet as of March 31, 1994 gives effect to the Transactions as though they had occurred on March 31, 1994. The Unaudited Pro Forma Income Statements give effect to the Transactions as if they had occurred at the beginning of each period presented. These Unaudited Pro Forma Financial Statements have been prepared from the historical financial statements of LIN Broadcasting Corporation and should be read in conjunction therewith. This pro forma information is not necessarily indicative of future operating results or financial position that will occur after completion of all the Transactions.


                                    Unaudited Pro Forma Balance Sheet
                                             March 31, 1994
                                            ($ in Thousands)



                                                     Pro Forma    Pro Forma    Pro Forma
                          LIN         Pro Forma     Adjustments    Results    Adjustments
                     Broadcasting    Adjustments      for NY       Before     for LIN TV
                      Corporation  for LCH Trans-   Acquisition    LIN TV     Transaction  Pro Forma
                      Historical   action (Note 1)   (Note 2)    Transaction   (Note 3)     Results
                      -----------  ---------------  ----------   -----------  -----------  --------
ASSETS

Current Assets:
 Cash and cash
   equivalents        $   94,283     $(13,666)           $ --     $80,617    $(23,233)     $57,384
 Marketable
   securities             13,334            --             --      13,334          --       13,334
  Accounts receivable,
   less allowance
   for doubtful
   accounts              166,934      (20,259)             --     146,675     (22,323)     124,352
  Film contract rights,
   prepaid expenses
   and other current
   assets                 23,411       (2,038)             --      21,373        (273)      21,100
                         -------       -------        -------     -------      -------     -------
      Total current
      assets             297,962      (35,963)             --     261,999     (45,829)     216,170
                         -------       -------        -------     -------     --------     -------



                                               (continued)


                                    Unaudited Pro Forma Balance Sheet
                                             March 31, 1994
                                            ($ in Thousands)
                                               (continued)



                                                     Pro Forma    Pro Forma    Pro Forma
                          LIN         Pro Forma     Adjustments    Results    Adjustments
                     Broadcasting    Adjustments      for NY       Before     for LIN TV
                      Corporation  for LCH Trans-   Acquisition    LIN TV     Transaction  Pro Forma
                      Historical   action (Note 1)   (Note 2)    Transaction   (Note 3)     Results
                      -----------  ---------------  ----------   -----------  -----------  --------

Property and equipment,
 less accumulated
 depreciation            412,003         (958)             --     411,045     (39,861)     371,184
Other noncurrent assets   61,017          (21)             --      60,996      (7,890)      53,106
Investments in and
 advances to unconsoli-
 dated affiliates        269,428      (49,995)             --     219,433          --      219,433
Intangible assets,
 less accumulated
 amortization          1,874,655       (6,527)        188,482   2,056,610     (84,255)   1,972,355
                      ----------    ----------       --------  ----------     --------   ---------
      Total assets    $2,915,065     $(93,464)       $188,482  $3,010,083   $(177,835)  $2,832,248
                      ==========     =========       ========  ==========   ==========  ==========


                                               (continued)

                                    Unaudited Pro Forma Balance Sheet
                                             March 31, 1994
                                            ($ in Thousands)
                                               (continued)


                                                     Pro Forma    Pro Forma    Pro Forma
                          LIN         Pro Forma     Adjustments    Results    Adjustments
                     Broadcasting    Adjustments      for NY       Before     for LIN TV
                      Corporation  for LCH Trans-   Acquisition    LIN TV     Transaction  Pro Forma
                      Historical   action (Note 1)   (Note 2)    Transaction   (Note 3)     Results
                      -----------  ---------------  ----------   -----------  -----------  --------
LIABILITIES AND
  STOCKHOLDERS' DEFICIT

Current Liabilities:
  Current portion of
   long-term bank debt  $161,013          $ --           $ --    $161,013    $(42,888)    $118,125
  Accounts payable,
   accrued expenses
   and other current
   liabilities           211,257      (13,773)             --     197,484     (39,507)     157,977
                         -------      --------       --------     -------     --------     -------
      Total current
      liabilities        372,270      (13,773)             --     358,497     (82,395)     276,102

Long-term bank debt    1,509,040            --        145,039   1,654,079    (167,790)   1,486,289
Deferred income taxes    736,214            --         55,416     791,630     (28,629)     763,001
Film contract rights
 and other noncurrent
 liabilities              12,200         4,500             --      16,700      (3,944)      12,756
Minority interests in
 equity of consolidated
 subsidiaries             63,096            --       (11,973)      51,123           --      51,123
Redeemable preferred
 stock of a subsidiary 1,338,823   (1,338,823)             --          --           --          --

                                               (continued)

                                    Unaudited Pro Forma Balance Sheet
                                             March 31, 1994
                                            ($ in Thousands)
                                               (continued)



                                                     Pro Forma    Pro Forma    Pro Forma
                          LIN         Pro Forma     Adjustments    Results    Adjustments
                     Broadcasting    Adjustments      for NY       Before     for LIN TV
                      Corporation  for LCH Trans-   Acquisition    LIN TV     Transaction  Pro Forma
                      Historical   action (Note 1)   (Note 2)    Transaction   (Note 3)     Results
                      -----------  ---------------  ----------   -----------  -----------  --------

Stockholders' Deficit:
 Common stock                553            --             --        553           --         553
 Paid-in capital         225,062       754,681             --    979,743      104,923   1,084,666
 Deficit             (1,165,300)       499,951             --   (665,349)          --    (665,349)
                      ----------     ---------       --------    --------     -------     --------
                       (939,685)     1,254,632             --    314,947      104,923     419,870
 Less common stock in
   treasury, at cost   (176,893)            --             --   (176,893)          --    (176,893)
                      ----------     ---------       --------    --------     -------     --------
    Total stock-
    holders' deficit (1,116,578)     1,254,632             --    138,054      104,923     242,977
                      ----------     ---------       --------    --------     -------     --------
    Total liabilities
    and stockholders'
    deficit           $2,915,065     $(93,464)       $188,482 $3,010,083    $(177,835)  $2,832,248
                      ==========     =========        =======  ==========    =========   =========





                   See accompanying notes to unaudited pro forma financial statements.

                                 Unaudited Pro Forma Statement of Income
                                      Year Ended December 31, 1993
                                            ($ in Thousands)


                                                     Pro Forma    Pro Forma    Pro Forma
                          LIN         Pro Forma     Adjustments    Results    Adjustments
                     Broadcasting    Adjustments      for NY       Before     for LIN TV
                      Corporation  for LCH Trans-   Acquisition    LIN TV     Transaction  Pro Forma
                      Historical   action (Note 1)   (Note 2)    Transaction   (Note 3)     Results
                      -----------  ---------------  ----------   -----------  -----------  --------

Net Revenues            $688,557     $(22,893)           $ --    $665,664   $(127,542)    $538,122

Operating Costs and Expenses:
 Direct operating        123,081       (7,610)             --     115,471     (35,104)      80,367
 Selling, general and
   administrative        261,549      (12,771)             --     248,778     (30,747)     218,031
 Corporate expenses        8,340            --             --       8,340          --        8,340
 Depreciation             45,940         (191)             --      45,749      (5,151)      40,598
 Amortization of
   intangible assets      79,190         (239)          7,225      86,176      (2,769)      83,407
 Provision for loss on
   cellular equipment     42,152            --             --      42,152          --       42,152
                         -------      --------        -------     -------      -------     -------
                         560,252      (20,811)          7,225     546,666     (73,771)     472,89
                         -------      --------        -------     -------     --------     -------
Operating Income         128,305       (2,082)        (7,225)     118,998     (53,771)      65,22
                         -------      --------        -------     -------     --------     -------



                                               (continued)

                                 Unaudited Pro Forma Statement of Income
                                      Year Ended December 31, 1993
                                            ($ in Thousands)
                                               (continued)


                                                     Pro Forma    Pro Forma    Pro Forma
                          LIN         Pro Forma     Adjustments    Results    Adjustments
                     Broadcasting    Adjustments      for NY       Before     for LIN TV
                      Corporation  for LCH Trans-   Acquisition    LIN TV     Transaction  Pro Forma
                      Historical   action (Note 1)   (Note 2)    Transaction   (Note 3)     Results
                      -----------  ---------------  ----------   -----------  -----------  --------

Other Income (Expense):
 Equity in income of
   unconsolidated
   affiliates            103,125       (8,556)            --      94,569           --      94,569
 Investment and
   other income            7,015          (39)            --       6,976         (797)      6,179
 Interest expense       (95,407)           --         (6,846)   (102,253)      13,678     (88,575)
                         -------      --------        -------     -------      -------    --------
                          14,733       (8,595)        (6,846)       (708)      12,881      12,173
Income Before Income
 Tax Expense and
 Minority Interests      143,038      (10,677)       (14,071)    118,290      (40,890)     77,400

Income Tax Expense        65,569       (1,543)        (4,930)     59,096      (17,083)     42,013
                         -------      --------        -------     -------     --------    --------
Income Before Minority
 Interests                77,469       (9,134)        (9,141)     59,194      (23,807)     35,387


                                               (continued)

                                 Unaudited Pro Forma Statement of Income
                                      Year Ended December 31, 1993
                                            ($ in Thousands)
                                               (continued)


                                                     Pro Forma    Pro Forma    Pro Forma
                          LIN         Pro Forma     Adjustments    Results    Adjustments
                     Broadcasting    Adjustments      for NY       Before     for LIN TV
                      Corporation  for LCH Trans-   Acquisition    LIN TV     Transaction  Pro Forma
                      Historical   action (Note 1)   (Note 2)    Transaction   (Note 3)     Results
                      -----------  ---------------  ----------   -----------  -----------  --------

Minority Interests:
 In net income of
   consolidated
   subsidiaries          (3,896)            --          5,187       1,291           --       1,291
 Provision for preferred
   stock dividends of
   a subsidiary        (134,300)       134,300             --          --           --          --
                         -------      --------        -------     -------      -------    --------
Net Income (Loss)      $(60,727)      $125,166       $(3,954)     $60,485    $(23,807)     $36,678
                       =========      ========      =========    ========     ========    ========
Net Income (Loss)
 Per Share               $(1.18)                                    $1.17      $(0.46)       $0.71
                         =======                                   ======       ======      ======
Average Common and
 Equivalent Shares
 Outstanding             51,445                                    51,756                   51,756





                   See accompanying notes to unaudited pro forma financial statements.

                                 Unaudited Pro Forma Statement of Income
                                    Three Months Ended March 31, 1994
                                            ($ in Thousands)


                                                     Pro Forma    Pro Forma    Pro Forma
                          LIN         Pro Forma     Adjustments    Results    Adjustments
                     Broadcasting    Adjustments      for NY       Before     for LIN TV
                      Corporation  for LCH Trans-   Acquisition    LIN TV     Transaction  Pro Forma
                      Historical   action (Note 1)   (Note 2)    Transaction   (Note 3)     Results
                      -----------  ---------------  ----------   -----------  -----------  --------

Net Revenues            $191,627      $(6,583)           $ --    $185,044    $(30,971)    $154,073

Operating Costs and
Expenses:
 Direct costs and
   expenses              128,516       (5,694)             --     122,822     (18,358)     104,464
   Corporate expenses      2,613            --             --       2,613          --        2,613
   Depreciation           13,081          (54)             --      13,027      (1,340)      11,687
   Amortization of
    intangible assets     19,701          (60)          1,806      21,447        (692)      20,755
                         -------       -------        -------     -------      -------     -------
                         163,911       (5,808)          1,806     159,909     (20,390)     139,519
                         -------       -------        -------     -------      -------     -------
Operating Income          27,716         (775)        (1,806)      25,135     (10,581)      14,554

Other Income (Expense):
 Equity in income of
   unconsolidated
   affiliates             31,848       (2,202)             --     29,646            --     29,646
 Investment and other
   income                  1,237           (9)             --      1,228         (205)      1,023
 Interest expense       (22,520)            --        (1,617)    (24,137)        2,892    (21,245)
                         -------       -------        -------     -------      -------    --------
                          10,565       (2,211)        (1,617)      6,737         2,687      9,424

                                               (continued)

                                 Unaudited Pro Forma Statement of Income
                                    Three Months Ended March 31, 1994
                                            ($ in Thousands)
                                               (continued)


                                                     Pro Forma    Pro Forma    Pro Forma
                          LIN         Pro Forma     Adjustments    Results    Adjustments
                     Broadcasting    Adjustments      for NY       Before     for LIN TV
                      Corporation  for LCH Trans-   Acquisition    LIN TV     Transaction  Pro Forma
                      Historical   action (Note 1)   (Note 2)    Transaction   (Note 3)     Results
                      -----------  ---------------  ----------   -----------  -----------  --------

Income Before Income Tax
 Expense and Minority
 Interests                38,281       (2,986)        (3,423)     31,872       (7,894)     23,978

Income Tax Expense        12,914         (502)        (1,196)     11,216       (1,818)      9,398
                         -------       -------        -------     -------      -------     -------
Income Before Minority
 Interests                25,367       (2,484)        (2,227)     20,656       (6,076)     14,580

Minority Interests:
 In net income of
   consolidated
   subsidiaries          (6,887)            --          1,336     (5,551)           --     (5,551)
 Provision for preferred
   stock dividends of
   a subsidiary         (33,575)        33,575             --          --           --          --
                         -------       -------        -------     -------      -------     -------
Net Income (Loss)      $(15,095)       $31,091         $(891)    $15,105      $(6,076)     $9,029
                       =========      ========       ========    ========     ========    ========

Net Income (Loss)
 Per Share               $(0.29)                                    $0.29                    $0.17
                         =======  	                                 =====                    =====
Average Common and
 Equivalent Shares
 Outstanding             51,511                                     51,970                   51,970


                   See accompanying notes to unaudited pro forma financial statements.

             Notes to Unaudited Pro Forma Financial Statements

Note 1-LCH Transaction

     On June 24, 1994, the Company's subsidiary, LCH Communications, Inc., redeemed all of its outstanding Redeemable Preferred Stock held by Comcast Cellular Communications Inc., a subsidiary of Comcast Corp., in exchange for all of the capital stock of a subsidiary of LCH, whose assets consist primarily of a
49.99 percent interest in the Philadelphia "A Block" cellular system and GuestInformant. As a result, the pro forma balance sheet reflects the redemption of the Redeemable Preferred Stock and the disposition of the unconsolidated investment in the Philadelphia cellular system and the various GuestInformant asset and liability accounts. The stockholders' deficit account includes a $466.4 million gain on the redemption of the Preferred Stock as well as the reversal of the dividends accrued during the three months ended March 31, 1994. The gain represents the excess of the fair values of the assets exchanged over their book values. The majority of the difference between the book value of the Preferred Stock and the fair values of the assets exchanged is credited to Additional Paid In Capital. The pro forma income statements reflect the removal of GuestInformant's operating results and the removal of equity in unconsolidated affiliates related to the Philadelphia cellular system. The pro forma income statements do not reflect the gain on the redemption of the Preferred Stock because such gain is considered a non-recurring credit.

Note 2-New York Acquisition

     On May 31, 1994, the Company completed the acquisition of an additional 5.2% indirect interest in the New York City cellular licensee for approximately $145 million in cash, bringing the Company's total interests in the New York City licensee to 98.3%. The pro forma financial statements reflect the additional intangible assets recorded as a result of the purchase, as well as the decrease in the minority interest accounts. In addition, pursuant to SFAS No. 109, "Accounting for Income Taxes", the Company is required to provide an additional deferred tax liability of $55.4 million as a result of the difference between the book and the tax bases of the purchased intangible assets.

Note 3-LIN Television Transaction

     In the LIN Television transaction, the Company intends to distribute the common stock of its subsidiary LIN Television to the Company's stockholders on a tax-free basis. LIN Television owns six network affiliated television stations. The Company would continue to own one network affiliated television station (WOOD-TV) in addition to its cellular businesses. The pro forma financial statements reflect the removal of LIN Television's results of operations and its financial position for the periods presented. The LIN Television transaction is subject to approval by the Federal Communications Commission, obtaining a private letter ruling from the Internal Revenue Service that neither the Company nor any of its stockholders will be required to recognize gain or loss or include any amount in income as a result of the distribution and certain other conditions. The LIN Television transaction is expected to close by year-end.

                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              LIN BROADCASTING CORPORATION


                              By   DONALD GUTHRIE
                                   ---------------------------
                                   Donald Guthrie, Senior Vice
                                   President and Chief Financial
                                   Officer
Dated:  July 11, 1994

                               EXHIBIT INDEX

    Exhibit
    Number

    99(a)     Press Release, dated June 24, 1994.